Exhibit 10.7

EXECUTION VERSION

AMENDED AND RESTATED

80% COINSURANCE TRUST AGREEMENT

Dated as of March 31, 2016

among

Pecan Re Inc.

as Grantor,

PRIMERICA LIFE INSURANCE COMPANY

as Beneficiary

and

the bank of new york mellon

as Trustee

i

AMENDED AND RESTATED 80% COINSURANCE TRUST AGREEMENT

This AMENDED AND RESTATED 80% COINSURANCE TRUST AGREEMENT (together with any and all exhibits, this “Agreement”) dated March 31, 2016, is made by and among Pecan Re Inc., a special purpose financial insurance company organized under Section 6048f of Title 8 of the Vermont Statutes Annotated (the “Grantor”), Primerica Life Insurance Company, a Massachusetts-domiciled stock life insurance company (the “Beneficiary”), and The Bank of New York Mellon, a banking corporation organized under the laws of the State of New York, as trustee (in such capacity, the “Trustee”) (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”), and hereby amends and restates in its entirety that certain 80% Coinsurance Trust Agreement, dated as of March 29, 2010, by and among the Parties.

The Parties hereto agree as follows:

1.	Deposit of Assets to the Trust Accounts.
(a)

An account has been established in the name of “Prime-Funded Reserves Trust Account” with the Trustee (such account, the “Prime-Funded Reserves Trust Account”) and the Trustee shall administer the Prime-Funded Reserves Trust Account in its name as Trustee for the sole use and benefit of the Beneficiary.

(b)

An account has been established in the name of “Pecan-Funded Reserves Trust Account” with the Trustee (such account, the “Pecan-Funded Reserves Trust Account”, and together with the Prime-Funded Reserves Trust Account, the “Trust Accounts”) and the Trustee shall administer the Pecan-Funded Reserves Trust Account in its name as Trustee for the sole use and benefit of the Beneficiary.

(c)

The Grantor has caused to be transferred and shall transfer (or cause to be transferred) to the Trustee, for deposit to the Trust Accounts, such assets as it may from time to time desire (all such assets actually received in the Trust Accounts are herein referred to individually as an “Asset” and collectively as the “Assets”).  The Assets shall consist only of Eligible Securities (as hereinafter defined).

(d)

The Grantor hereby represents and warrants that title to any Assets transferred (or caused to be transferred) by the Grantor to the Trustee for deposit to the Trust Accounts will be recorded in the name of the Trustee, and any such Assets will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any person in accordance with the terms of this Agreement.  Any out-of-pocket costs of transfer of title between the Grantor and the Trustee shall be borne by the Grantor.

2.	Withdrawal of Assets from the Trust Accounts.
(a)

Without notice to or the consent of the Grantor, the Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Accounts, upon providing a Beneficiary Withdrawal Notice, such Assets as are specified in such Beneficiary Withdrawal Notice.  The Beneficiary need present no statement or document in addition to a Beneficiary Withdrawal Notice in order to withdraw any Assets.  The Beneficiary Withdrawal Notice shall be substantially in the form attached as Exhibit A.

(b)

The Beneficiary (or any successor by operation of law of the Beneficiary, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Beneficiary) agrees solely with the Grantor that it may only withdraw Assets for one or more of the following purposes, without diminution because of insolvency on the part of the Beneficiary or the Grantor:

(i)

to pay, or reimburse the Beneficiary for payment of, the Reinsurer's Quota Share of premiums to be returned, but not yet recovered from the Grantor, to Policyholders because of cancellations of Reinsured Policies;

(ii)

to pay, or reimburse the Beneficiary for payment of, the Grantor's Quota Share of Covered Liabilities payable pursuant to the provisions of the Reinsured Policies, but not yet recovered from the Grantor;

(iii)	to pay to the Beneficiary any Commutation Payment due the Beneficiary but not yet paid by the Grantor;
(iv)

in the event that the Beneficiary has received notification from the Grantor or Trustee of termination of the Trust Accounts and where the Reinsurer's Quota Share of obligations under this Agreement remain unliquidated and undischarged ten (10) days prior to the scheduled termination date, the Beneficiary may withdraw all the assets in the Trust Accounts and deposit such amounts, in the name of the Beneficiary, in any United States bank or trust account, apart from its general assets, in trust for such uses and purposes specified in (i) and (ii) above as may remain executory after such withdrawal and for any period after such termination date; or

(v)

to pay to the Grantor or its designated payee amounts held in the Trust Accounts in excess of the amount necessary to secure the credit or reduction from liability for reinsurance taken by the  Beneficiary.

Any assets deposited into an account of the Beneficiary pursuant to clause (iv) of this Section 2(b) or withdrawn by the Beneficiary pursuant to clause (v) of this Section 2(b) and any interest or other earnings thereon shall be held by the Beneficiary in trust and separate and apart from any assets of the Beneficiary, for the sole purpose of funding the payments and reimbursements described in clauses (i) through (v), inclusive, of this Section 2(b).  The Trustee shall have no obligation to confirm the Beneficiary's compliance with this Section 2(b).

(c)

The Beneficiary agrees solely with the Grantor that it shall use reasonable best efforts to make withdrawals from the Pecan-Funded Reserves Trust Account for so long as there are Assets in the Pecan-Funded Reserves Trust Account and to make withdrawals from the Prime-Funded Reserves Trust Account only and to the extent Assets in the Pecan-Funded Reserves Trust Account are inadequate to cover the amount sought to be withdrawn by the Beneficiary.  The Trustee shall have no obligation to confirm the Beneficiary's compliance with this Section 2(c).

(d)

Upon receipt of a Beneficiary Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocably all right, title and interest in the Assets in the Trust Account specified in such Beneficiary Withdrawal Notice, and shall deliver physical custody of such Assets to or for the account of the Beneficiary as specified in such Beneficiary Withdrawal Notice.

(e)

With the prior written permission of the Beneficiary, the Grantor may withdraw from the Pecan-Funded Reserves Trust Account, upon providing a Grantor Withdrawal Notice, such Assets as are specified in such Grantor Withdrawal Notice.  Such withdrawals shall be delivered to the Grantor or such designee of the Grantor as is specified in any such Grantor Withdrawal Notice; provided, that, upon the Grantor's request, such designee may be the effective designee with respect to all future Grantor Withdrawal Notices, unless the Grantor notifies the Trustee of a change in its designee.  The form of the Grantor Withdrawal Notice shall be substantially in the form attached as Exhibit B.

(f)

With the prior written permission of the Beneficiary, the Grantor may withdraw from the Prime-Funded Reserves Trust Account, upon providing a Grantor Withdrawal Notice, such Assets as are specified in such Grantor Withdrawal Notice.  Such withdrawals shall be delivered to the Grantor or such designee of the Grantor as is specified in any such Grantor Withdrawal Notice; provided, that, upon the Grantor's request, such designee may be the effective designee with respect to all future Grantor Withdrawal Notices, unless the Grantor notifies the Trustee of a change in its designee.  The form of the Grantor Withdrawal Notice shall be substantially in the form attached as Exhibit B.

(g)

Upon receipt of a fully executed Grantor Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer all right, title and interest in the Assets specified in such Grantor Withdrawal Notice, and shall deliver such Assets to or for the account of the Grantor or its designee, as applicable, as specified in such Grantor Withdrawal Notice.

(h)

The Beneficiary agrees that the Grantor may transfer Assets between the Pecan-Funded Reserves Trust Account and the Prime-Funded Reserves Trust Account without the prior consent of the Beneficiary; provided, that, for the avoidance of doubt, this Section 2(h) does not provide the Grantor with any right to make any withdrawal from a Trust Account that is not immediately transferred to another Trust Account.

(i)

Except as provided in Section 2 and Section 3 of this Agreement, in the absence of a Substitution Notice, Beneficiary Withdrawal Notice or Grantor Withdrawal Notice, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Accounts by the Grantor.

3.	Redemption, Investment and Substitution of Assets.
(a)	The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Accounts.
(b)

Grantor and Beneficiary agree that Conning Asset Management Company (“Conning”) or any replacement manager designated from time to time by the Grantor will be the investment manager for all Assets which may be held in the Prime-Funded Reserves Trust Account.  Grantor and Beneficiary agree that Conning or any replacement manager designated from time to time by the Grantor will be the investment manager (the investment manager of the Assets in each of the Pecan-Funded Reserves Trust Account and the Prime-Funded Reserves Trust Account, each an “Investment Manager”) for all Assets which may be held in the Pecan-Funded Reserves Trust Account.  Each Investment Manager shall be the agent of, and is acting on behalf of, the Grantor.  The Grantor shall be solely responsible for all fees charged by and all other obligations to the Investment Managers in connection with the Trust Accounts.

(c)

From time to time, upon the written order and direction of the applicable Investment Manager of the Prime-Funded Reserves Trust Account or Pecan-Funded Reserves Trust Account, the Trustee shall invest Assets as specified by such Investment Manager, who shall limit all investments to the categories of securities set forth in the definition of “Eligible Securities” in Section 12 of this Agreement.  Any instruction or order concerning the investment of securities shall be referred to herein as an “Investment Order.”  The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker.  The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker.

(d)

Each Investment Manager is hereby authorized to issue Investment Orders and direct the Trustee to invest the Assets in the Prime-Funded Reserves Trust Account or Pecan-Funded Reserves Trust Account, as applicable, without obtaining the consent of the Beneficiary prior to each investment; provided, however, all such investments are limited to Eligible Securities.

(e)

From time to time, subject to the other provisions of this Agreement including the requirement that title to Assets shall be recorded in the name of the Trustee, the Trustee is authorized to accept substitutions from the Grantor or the applicable Investment Manager of any Eligible Securities in the Trust Accounts for other Eligible Securities pursuant to a written notice (which shall also certify that such substitutions are Eligible Securities) (the “Substitution Notice”); provided that either the Grantor or the applicable Investment Manager certifies to the Trustee that the aggregate Pecan-Funded Reserves Fair Value or Prime-Funded Reserves Fair Value, as applicable, of the Assets to be deposited or credited to the Trust Accounts pursuant to such substitution or exchange is at least equal to the aggregate Pecan-Funded Reserves Fair Value or Prime-Funded Reserves Fair Value, as applicable, of the Assets being removed from the Trust Accounts.

(f)

The Grantor hereby covenants that all investments and substitutions of securities requested by it or by the Investment Managers in accordance with this Section 3 shall be in compliance with the relevant provisions set forth in the definition of “Eligible Securities” in Section 12 of this Agreement.

(g)	When the Trustee is directed to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice.

(h)	Any loss incurred from any investment pursuant to the terms of this Section 3 shall be borne exclusively by the Trust Accounts.
(i)

For purposes of determining the fair market value of any Assets in the (i) Pecan-Funded Reserves Trust Account pursuant to this Agreement, the parties hereby agree (without any liability being incurred on the part of the Trustee for any incorrect fair valuation of Assets, howsoever caused) to use prices (on a bid basis, where applicable) based on prices published by a nationally recognized pricing service reasonably selected by the Grantor for Assets for which such prices are available and for Assets for which such prices are not available, the value assigned using methodologies consistent with those which the Grantor uses for determining the fair market value of assets held in the Grantor's general account (other than the Assets) in the ordinary course of business (the “Pecan-Funded Reserves Fair Value”) and (ii) Prime-Funded Reserves Trust Account pursuant to this Agreement, the parties hereby agree (without any liability being incurred on the part of the Trustee for any incorrect fair valuation of Assets, howsoever caused) to use prices (on a bid basis, where applicable) published by a nationally recognized pricing service reasonably selected by the Grantor for Assets for which such prices are available and for Assets for which such prices are not available, to obtain at the expense of the Grantor and pursuant to its written recommendation, a major independent securities valuation firm to appraise the value of such Assets (the “Prime-Funded Reserves Fair Value”).  If the Beneficiary shall dispute the Fair Value of any Asset, and the parties are unable to resolve such dispute within fourteen (14) days, the value of such Asset shall be determined by an independent appraisal firm which is mutually acceptable to the Grantor and the Beneficiary, and the parties shall be bound by such valuation.  The Trustee shall not be a party to any dispute between the Grantor and the Beneficiary relating to the valuation of Assets.

4.Income.  To the extent that the Trustee shall collect and receive payments of interest and dividends in respect of Assets in the Trust Accounts (hereinafter referred to as “Income”) from the Trust Accounts, it shall pay over the amount of such Income upon the prior written direction of the Grantor and may deposit such Income in a separate account or accounts established in the name of the Grantor or in the name of any designee or designees designated in writing by the Grantor; provided, however, that the Trustee shall have no duties or obligations as Trustee with respect to the payment of Income by the issuer of the Assets or the deposit of such Income as provided herein.  Any Income automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose.  Income shall be paid to the Grantor or any such designee in accordance with written instructions provided from time to time by the Grantor to the Trustee.

5.Right to Vote Assets.  The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Accounts to the Grantor.  Subject to other provisions of this Agreement and the requirement that title to Assets be recorded in the name of the Trustee, the Grantor shall have the full and unqualified right to vote any Assets in the Trust Accounts.  Whenever there are voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the Grantor's ownership of Eligible Securities, the Grantor shall be responsible for making any decisions relating thereto and for directing the Trustee to act.  The Trustee shall notify the Grantor of rights or discretionary actions with respect to Eligible Securities as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository, etc.  Absent actual receipt of such applicable third-party notice, the Trustee shall have no liability for failing to so notify the Grantor of any rights or discretionary corporate actions with respect to Eligible Securities.  Absent the Trustee's timely receipt of instructions from the Grantor, the Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Securities.

6.Tax Treatment of Trusts.  The parties agree to treat the Pecan-Funded Reserves Trust Account and the Prime-Funded Reserves Trust Account as mere security devices and not as separate entities for U.S. federal income tax purposes.

7.	Additional Rights and Duties of the Trustee.
(a)

The Trustee shall notify the Grantor, any designee of the Grantor under Section 2(f) (at such address as may be provided by such designee to the Trustee in writing from time to time) and the Beneficiary in writing within five (5) business days following each deposit to, withdrawal from or transfer between the Trust Accounts; provided, however, the Trustee shall notify the Grantor and the Beneficiary in writing within three (3) business days following (i) each withdrawal from the Trust Account that totals an amount equal to or in excess of $20,000,000 or (ii) any number of withdrawals that results in an amount equal to or in excess of $20,000,000 if such withdrawals occur within a two day period of each other.  The Trustee will be deemed to have delivered such notice of deposit, withdrawal and receipt of Grantor Withdrawal Notice or Beneficiary Withdrawal Notice, as applicable, if each such notice is available on one or more of the Trustee's systems for the delivery of electronic media to which system(s) Grantor and Beneficiary have access.

(b)

The Trustee shall not accept any Assets (other than cash) for deposit into the Trust Accounts unless the Trustee determines that it is or will be the registered owner of and holder of legal title to the Assets or that such Assets are in such form that the Trustee may, if applicable to such asset class, negotiate any such Assets, without consent or signature from the Grantor or any other person or entity.  Any Assets received by the Trustee which, if applicable to such asset class, are not in such proper negotiable form or for which title has not been transferred to the Trustee shall not be accepted by the Trustee and shall be returned to the Grantor as unacceptable.

(c)	The Trustee shall have no responsibility whatsoever to determine that any Assets (other than cash) in the Trust Accounts are or continue to be Eligible Securities.
(d)

All Assets shall be held in a safe place by the Trustee at the Trustee's office in the United States, except that the Trustee may deposit any Assets in the Trust Accounts in a book entry account maintained at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company and the Participants Trust Company.  Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

(e)	The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee and shall forward such mail to the party to whom it is directed.
(f)	The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Accounts at the inception of the Trust Accounts and at the end of each calendar month.
(g)

Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Accounts or the Assets.

(h)

Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers and by attorneys in fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper Party or Parties.  The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions.  The Trustee shall not incur any liability in executing instructions (i) from any attorney in fact or Investment Manager prior to receipt by it of notice of the revocation of the written authority of the attorney in fact or Investment Manager, or (ii) from any officer of the Grantor or the Beneficiary.

(i)

The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee.  The Trustee shall not be liable except for its own negligence, willful misconduct or lack of good faith, and in no event shall the Trustee be liable for special, punitive, or consequential losses or damages arising in connection with this Agreement.

(j)

No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law.  If any third party asserts a lien against any of the Assets, the Trustee shall, upon becoming aware of such assertion, promptly notify both the Grantor and the Beneficiary of such claim.

(k)

The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(l)

The Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Trustee such as to any act or provision of any present or future law or regulation or governmental authority, terrorism, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex.

(m)

The Trustee is not required to make advances of cash, securities or any other property on behalf of the Trust Accounts, or permit overdrafts in the Trust Accounts in connection with the acquisition or disposition of Assets in the Trust Accounts.

(n)

At any time in connection with the performance of its services under this Agreement, the Trustee may consult with counsel selected by it who may be counsel for Grantor, Grantor's designee under Section 2(f) or Beneficiary.  The opinion of said counsel will be full and complete authority and protection for the Trustee with respect to any action taken, suffered or omitted by it in good faith and in accordance with the opinion of said counsel other than with respect to the withdrawal of Assets by Beneficiary.

8.	The Trustee's Compensation, Expenses, etc.
(a)

The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee which shall be mutually agreed upon in writing by the Trustee and Grantor, which shall be updated no more frequently than annually.  The Grantor shall pay or reimburse the Trustee for all of the Trustee's appropriate expenses and disbursements in connection with its duties under this Agreement (including any reasonable attorney's fees and expenses), except any such expense or disbursement as may arise from the Trustee's negligence, willful misconduct, or lack of good faith.  The Trustee shall notify the Grantor of all expenses and disbursements on a quarterly basis (“Trustee Invoice”).  The Trustee Invoice shall state the nature and amount of such expenses and disbursements and such other information as the Grantor may reasonably request to make such payment to the Trustee.  The Grantor shall pay such expenses and disbursements within a reasonable period of time after its receipt and review of such Trustee Invoice, unless the Trustee and Grantor agree otherwise in writing.

(b)

The Trustee may not invade the Trust Account Assets for the purpose of paying compensation to or reimbursing expenses of the Trustee, but the Trustee shall be entitled to deduct its compensation and expenses, which have been billed to the Grantor but have not been paid by the Grantor to the Trustee in accordance with Section 8(a) hereof, from payments of Income in respect of the Assets held in the Trust Accounts and deposited into the Income Account as provided in Section 4 of this Agreement.  The Grantor hereby grants the Trustee a lien, right of set off and security interest in such funds and in such Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder, which has been billed but has not been paid to the Trustee within a reasonable period of time.  The Grantor and the Beneficiary, jointly and severally, hereby indemnify the Trustee for, and hold it harmless against, any loss, liability, costs or expenses (including attorney's fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets.  The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Agreement.

(c)

Except as specifically provided for in paragraph (b) above, no Assets shall be withdrawn from the Trust Accounts or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

9.	Resignation or Removal of the Trustee.
(a)

The Trustee may resign at any time by giving not less than 90 days written notice thereof to the Beneficiary and to the Grantor.  The Trustee may be removed by the Grantor's delivery of not less than 90 days written notice of removal to the Trustee and the Beneficiary.  Such resignation or removal shall become effective on the acceptance of appointment by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Accounts in accordance with paragraph (b) of this Section 9.

(b)

Upon receipt by the proper Parties of the Trustee's notice of resignation or the Grantor's notice of removal, the Grantor, with the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld, shall appoint a successor Trustee.  Any successor Trustee shall be a bank that is a member of the Federal Reserve System or chartered in the Commonwealth of Massachusetts.  Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Accounts, the resignation or removal of the Trustee shall become effective.  Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue to be entitled to the benefits of the indemnities provided herein for the Trustee as well as responsible for its obligations, acts and omissions taken while acting as Trustee.

10.	Termination of the Trust Accounts.
(a)

The Trust Accounts and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantor, with the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld, has given the Trustee written notice of its intention to terminate the Trust Accounts (the “Notice of Intention”), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10.  The Notice of Intention shall specify the date on which the notifying Party intends the Trust Accounts to terminate (the “Proposed Date”).

(b)

Within three (3) days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiary and the Grantor of the date (the “Termination Date”) on which the Trust Accounts shall terminate.  The Termination Date shall be (i) the Proposed Date if the Proposed Date is at least 30 days but no more than 45 days subsequent to the date the Termination Notice is given; (ii) 30 days subsequent to the date the Termination Notice is given, if the Proposed Date is fewer than 30 days subsequent to the date the Termination Notice is given; or (iii) 45 days subsequent to the date the Termination Notice is given, if the Proposed Date is more than 45 days subsequent to the date the Termination Notice is given.

(c)

On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor or any person designated in writing by the Grantor any Assets remaining in the Pecan-Funded Reserves Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

(d)

On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor or any person designated in writing by the Grantor any Assets remaining in the Prime-Funded Reserves Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

11.	Representations and Warranties.
(a)

The Trustee represents and warrants that the Trustee is a banking corporation, duly organized and validly existing and in good standing under the laws of the State of New York and has the requisite power and authority to carry on its respective business as now being conducted.  The Trustee is duly qualified and authorized to do business and is in good standing in each jurisdiction where the Assets are maintained.

(b)

The Trustee represents and warrants that the Trustee has all requisite corporate power and authority to execute and deliver this Agreement and to perform its respective obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Trustee and the consummation of the transactions contemplated by this Agreement by the Trustee have been duly and validly authorized by all necessary corporate action on the part of the Trustee.  This Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, or affecting creditors' rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court.

(c)

The Trustee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (i) violate or conflict with the Trustee's corporate charter or by-laws; or (ii) violate or conflict with any law or governmental regulation, or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Trustee.

(d)

The Grantor represents and warrants that the Grantor is a special purpose financial insurance company duly organized, validly existing and in good standing under the laws of the State of Vermont and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on the operations of its business as they are proposed to be conducted.

(e)

The Grantor represents and warrants that the Grantor has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery by the Grantor of this Agreement, and the performance by the Grantor of its obligations under this Agreement, have been duly authorized by all necessary corporate action and do not require any further authorization, action or consent of the Grantor or its stockholder.  This Agreement, when duly executed and delivered by the Grantor, subject to the due execution and delivery by the Parties hereto, will be a valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting enforcement of creditors' rights and to general equity principles.

(f)

The Grantor represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Articles of Incorporation, Bylaws or other charter or organizational document of the Grantor, or (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon, or any agreement with, or condition imposed by, any Governmental Authority, foreign or domestic, binding upon the Grantor, except when any such violation would not have a material adverse effect on this Agreement or the consummation of the transactions contemplated hereby.

(g)

The Beneficiary represents and warrants that the Beneficiary is a life insurance company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has all requisite corporate power and authority to carry on the operations of its business as they are now being conducted.

(h)

The Beneficiary represents and warrants that the Beneficiary has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery by the Beneficiary of this Agreement, and the performance by the Beneficiary of its obligations under this Agreement, have been duly authorized by all necessary corporate action and do not require any further authorization, action or consent of the Beneficiary.  This Agreement, when duly executed and delivered by the Beneficiary, subject to the due execution and delivery by the Parties hereto, will be a valid and binding obligation of the Beneficiary, enforceable against the Beneficiary in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting enforcement of creditors' rights and to general equity principles.

(i)

The Beneficiary represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (i) violate any provision of the Articles of Incorporation or Bylaws of the Beneficiary, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of, give any counterparty the right to terminate, or constitute a default under, any contract or other agreement to which the Beneficiary is a party, or (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon, or any agreement with, or condition imposed by, any Governmental Authority, foreign or domestic, binding upon the Beneficiary.

12.	Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

The term “80% Coinsurance Agreement” means the Amended and Restated 80% Coinsurance Agreement, dated as of March 31, 2016, by and between the Beneficiary and the Grantor, as amended, supplemented, novated or otherwise modified from time to time.

The term “Affiliate” with respect to any corporation shall mean a corporation which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation.

The term “Beneficiary” shall include any successor of the Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.

The term “Beneficiary Withdrawal Notice” means a notice substantially in the form of the specimen notice attached to this Agreement as Exhibit A.

The term “Commutation Payment” shall have the meaning specified in the 80% Coinsurance Agreement.

The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than 10% of the voting stock of a corporation.

The term “Covered Liabilities” shall have the meaning specified in the 80% Coinsurance Agreement.

The term “Eligible Securities” means cash in United States dollars, certificates of deposit issued by a United States bank and payable in United States dollars, and investments permitted by M.G.L. c. 175 or any combination of the above, provided investments in or issued by an entity controlling, controlled by or under common control with the Grantor or the Beneficiary shall not exceed 5% of total investments.  Commercial paper and other obligations of institutions must be issued by a corporation (other than the Grantor or the Beneficiary, or any of their respective Affiliates) which is organized and existing under the laws of the United States of America, unless otherwise allowed by M.G.L. c. 175.  The Eligible Securities are further subject to and limited by, the investment guidelines set forth in the attached Schedule A to this Agreement.

The term “Governmental Authority” means any federal, state, county, local, foreign or other governmental or public agency, instrumentality, commission, authority or self-regulatory organization, board or body.

The term “Grantor Withdrawal Notice” means a notice substantially in the form of the specimen notice attached to this Agreement as Exhibit B.

The term “Insolvency Proceeding” means any insolvency proceeding under Chapter 145 of Title 8 of the Vermont Statutes Annotated or any proceeding or petition seeking liquidation, reorganization, rehabilitation, dissolution, sequestration, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, insolvency, winding-up, receivership, conservatorship, debtor relief or any proceeding or relief for the appointment of any liquidator, rehabilitator, trustee, receiver, conservator, custodian, sequestrator, or similar official, marshalling of assets or any similar proceeding, in each case whether under the Bankruptcy Code, any state insurance insolvency statute or code similar to any of the foregoing, or any other federal, state or foreign law.

The term “Parent” shall mean an institution that, directly or indirectly, controls another institution.

The term “person” shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term “Policyholders” shall have the meaning specified in the 80% Coinsurance Agreement.

The term “Reinsured Policies” shall have the meaning specified in the 80% Coinsurance Agreement.

The term “Reinsurer's Quota Share” shall have the meaning specified in the 80% Coinsurance Agreement.

The term “Subsidiary” shall mean an institution controlled, directly or indirectly, by another institution.

The term “Substitution Notice” means a notice substantially in the form of the specimen notice attached to this Agreement as Exhibit C.

The term “Trust” shall mean the trust formed hereunder.

13.	Governing Law.

This Agreement shall be subject to and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.  Each Party hereto hereby waives trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract or otherwise) in any way arising out of or related to this agreement or the relationship established hereunder.  This provision is a material inducement for the parties to enter into this Agreement.  Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.  The establishment and maintenance of the Trust Accounts, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the Commonwealth of Massachusetts.

14.	Successors and Assigns.

Except as expressly permitted by Section 9 of this Agreement, no Party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of both the Grantor and the Beneficiary; provided, that the Grantor may assign (on a case-by-case or ongoing basis) its contractual rights, including any associated enforcement rights, (a) under Section 2(e) to receive Assets withdrawn from the Pecan-Funded Reserves Trust Account in accordance therewith to any designee under Section 2(e) designated in accordance herewith, (b) under Section 2(f) to receive Assets withdrawn from the Prime-Funded Reserves Trust Account in accordance therewith to any designee thereunder designated in accordance herewith, (c) under Section 2(g) to receive Assets withdrawn from the Trust Accounts in accordance therewith to any designee thereunder designated in accordance herewith,

(d) under Section 4 to receive any Income payable under Section 4 to any designee under Section 4 designated in accordance herewith, (e) under Section 10(c) to receive any assets released from the Pecan-Funded Reserves Trust Account on the Termination Date with the prior written approval of the Beneficiary, to any designee under Section 10(c) designated in accordance herewith, or (f) under Section 10(d)  to receive any assets released from the Prime-Funded Reserves Trust Account on the Termination Date with the prior written approval of the Beneficiary, to any designee under Section 10(d) designated in accordance herewith, subject in each case and in all respects to the rights of the Beneficiary hereunder.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

15.	Severability.

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

16.	Entire Agreement.

This Agreement constitutes the entire agreement among the Parties, and there are no conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

17.	Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by the Parties.

18.	Notices.

Unless otherwise provided in this Agreement, any notice and other communication required or permitted hereunder shall be in writing and shall be (i) delivered personally, (ii) sent by electronic media (by SWIFT, emailed pdf. or other similar and reliable means), or in the event that electronic transmission is unavailable for any reason, by facsimile transmission (and immediately after transmission confirmed by telephone), or (iii) sent by certified, registered or express mail, postage prepaid; provided, however, that any Party delivering a communication by facsimile transmission shall retain the electronically generated confirmation of delivery, showing the telephone number to which the transmission was sent and the date and time of the transmission.  Any such notice shall be deemed given when so delivered personally, sent by electronic media or by facsimile transmission (and immediately after such facsimile transmission confirmed by telephone) or, if mailed, on the date shown on the receipt therefor, as follows:

if to the Grantor:

Pecan Re Inc.

c/o Marsh Management Services, Inc.

P.O. Box 530

100 Bank Street, Suite 610

Burlington, Vermont 05402-0530

Attention: Kimberly Whitcomb

with copies to (which shall not constitute notice to the Grantor for purposes of this Section 18):

Swiss Re Life & Health America Inc.

175 King Street

Armonk, New York 10504

Attention: John Regan

and

Swiss Re Life & Health America Inc.

175 King Street

Armonk, New York 10504

Attention: Reka Koerner

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Alexander R. Cochran

if to the Beneficiary:

Primerica Life Insurance Company

1 Primerica Parkway

Duluth, GA 30099-0001

Facsimile:  (770) 564-6174

with copies to (which shall not constitute notice to the Beneficiary for purposes of this Section 18):

DLA Piper LLP (US)

1251 Avenue of the Americas, 27th Floor

New York, NY 10020

Attention:David D. Luce

If to the Trustee:

The Bank of New York Mellon

101 Barclay Street

Mailstop: 101-0850

New York, New York 10286

Attention: Insurance Trust and Escrow Group/Patricia Scrivano

Facsimile: (732) 667-9536

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties.

19.

Third-party Beneficiaries. Nothing in this Agreement is intended to give any person, other than the parties to this Agreement, their successors and permitted assigns, any legal or equitable right remedy or claim under or in respect of this Agreement or any provision contained herein.

20.	Headings. The headings of the Sections and the Table of Contents have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.
21.

Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

22.	Non-Petition. The Trustee agrees that it shall not petition, request or take any action to commence to any Insolvency Proceeding in respect of the Grantor or a substantial part of its assets.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Pecan Re Inc., as Grantor

By:	/s/ Brian Lo
Name: Brian Lo
Title: President

By:	/s/ John Gribbon
Name: John Gribbon
Title: Sr. Vice President & CFO

PRIMERICA LIFE INSURANCE COMPANY, as Beneficiary

By:	/s/ Dan Settle
Name: Dan Settle
Title: Executive Vice President

the bank of new york mellon, as Trustee

By:	/s/ Ignazio Tamburello
Name: Ignazio Tamburello
Title: Vice President

[Signature Page to Amended and Restated Coinsurance Trust Agreement]

SCHEDULE A

INVESTMENT GUIDELINES

[Attached]

Pecan Re Inc.

Operating Policy and

Investment Portfolio Guidelines

(for the Pecan-Funded Reserves Trust Account)

Pecan Re Inc.

Pecan Re Inc. (“Pecan Re”) under the Trust Agreement (as defined below) shall be responsible for complying with the terms of the Trust Agreement and the Operating Policy and Investment Portfolio Guidelines. One of the purposes of the Trust Agreement is to permit Primerica Life Insurance Company (“PLIC”), in accordance with the Code of Massachusetts Regulations, 211 CMR 130.10, to take statutory financial statement credit for the reinsurance under the Coinsurance Agreement (as defined below).

Pecan Re and PLIC are parties to an 80% Coinsurance Agreement, pursuant to which Pecan Re reinsures 80% of certain of PLIC’s liabilities and benefits associated with its term life insurance business in force as of December 18, 2009 (the “Coinsurance Agreement”). In connection with the Coinsurance Agreement, Pecan Re will maintain two trust accounts. In connection with the Coinsurance Agreement, statutory reserves in excess of an amount of reserves set forth on an agreed schedule set forth in the Collateralized Stop Loss Reinsurance Agreement, dated as of March 31, 2016, by and between Pecan Re and Prime Reinsurance Company, Inc. (“PRC”) will be funded by Pecan Re and maintained in a trust with Pecan Re or its designee receiving interest from the trust (the “Pecan-Funded Reserve Trust Account”) and an amount of reserves set forth on such agreed schedule will be funded by PRC and maintained in a separate trust (the “Prime-Funded Reserve Trust Account”, together with the Pecan-Funded Reserve Trust Account, the “Trust Accounts”). The Trust Accounts were established pursuant to a trust agreement among Pecan Re, PLIC and Trustee, entered into simultaneously with the Coinsurance Agreement (the “Trust Agreement”).

As of March 31, 2016

Operating Policy

The objective of this Operating Policy is to identify and document investment parameters (“Managed Portfolio Parameters”) related to the Managed Portfolio (defined as certain investment accounts owned by those legal entities listed in Exhibit III to the Appendix).

This Operating Policy must be approved by Pecan Re’s Investment Committee whose members are listed in Exhibit II to the Appendix (“Investment Committee”), the CFO of Pecan Re, the Senior Risk Manager or designee and the PLIC designee each named in Exhibit II to the Appendix (jointly, the “Approvers”), the Massachusetts Division of Insurance (the “Division”) and agreed to by any investment adviser registered under the Investment Advisers Act of 1940 that has been formally appointed by Pecan Re (“Investment Adviser”) from time to time. The Operating Policy and the Portfolio Guidelines (attached as the Appendix) may only be amended with the joint approval of the Approvers and agreed to by the Investment Adviser and certain amendments to the Managed Portfolio Parameters must be approved by the Division; provided that Exhibit II and Exhibit IV may be amended by the Approvers without the approval of the Division or the consent of the Investment Adviser and the constituency of the Investment Committee may be changed from time to time solely by the Board of Directors of Pecan Re. Exhibit IV may be updated at the request of the Senior Risk Manager’s approver (Exhibit II) and communicated to the Investment Advisor.

The Managed Portfolio will be managed in compliance with all relevant laws and regulations including (i) limitations and regulations applied on a legal entity basis under the investment laws of each relevant state, (ii) requirements that transactions between affiliates be on terms that are fair and reasonable under the holding company acts, including Sections 23A and 23B of the Bank Holding Company Act and (iii) the requirements of M.G.L. c. 175, §20A and 211 CMR 130.07.

In addition, the Managed Portfolio will be managed by the Investment Adviser according to and in compliance with this Operating Policy and the Portfolio Guidelines. Meeting minutes will be prepared by the appointed Secretary of the Investment Committee and circulated to the Approvers for approval. Any additional approved investment strategy or policy will be provided to the Investment Adviser for implementation. The Investment Adviser will also comply with tax strategies as approved and communicated by Pecan Re’s CFO.

MANAGED PORTFOLIO PARAMETERS

The following sections contain the Managed Portfolio Parameters:

I.	Performance Objectives, Restrictions, Indicators & Evaluation

II.	Investment Directives

III.	Limits

IV.	Accounting & Valuation

Appendix:	Pecan Re Investment Portfolio Guidelines

As of March 31, 2016

I.	Performance Objectives, Restrictions, Indicators & Evaluation

Objectives for Pecan Re Investments

1.	To allow PLIC to take statutory financial statement credit for the reinsurance under the Coinsurance Agreement.
2.	To maximize Net Investment Income (“NII”) while preserving invested capital subject to the requirements and restrictions of the reinsurance businesses.
3.	To provide adequate liquidity to meet claims or other cash needs.
4.	Any other specific objective agreed to in writing by the Approvers and communicated to the Investment Adviser.

Restrictions

The Managed Portfolio Parameters must initially be approved by the Division and the Division shall have prior approval rights as set forth herein to the following changes to the Managed Portfolio Parameters and the Pecan Re Investment Portfolio Guidelines: (i) adding LOCs (as defined below) to the Managed Portfolio; (ii) changes to the Concentration Limits (as defined below) and Limits (as defined below); (iii) any exception to any Limit resulting from new investment purchases if such exception is in excess of 20%; and (iv) any exceptions to Eligible Investments.

Included within the requirements of M.G.L. c. 175, §20A and 211 CMR 130.07, there are allowable trust assets known as “evergreen” letters of credit (“LOCs”) issued or confirmed by qualified U.S. financial institutions. Prior to any LOCs becoming part of the assets of the Managed Portfolio, prior approval of the Division must be obtained.

Performance Evaluation

Investment results will be evaluated over the appropriate time horizons. There must be a quarterly “Investment Review” with attendance by the Investment Adviser’s investment team for the Managed Portfolio and the Approvers (or their designees). At least two members of the Investment Committee must be present at each Investment Review. The review will encompass:

•	Portfolio Composition – Snapshot showing: money-market placements and new purchases and sales
•	Actual performance versus Performance Indicators
•	Portfolio DV01 Sensitivity – aggregated by all bonds in these four tenor buckets: 0-2 years; 2-5 years; 5-10 years; and 10+ years, for the following market risk factors:
•	parallel shifts of the yield curve
•	changes in the slope of the yield curve
•	changes in corporate credit spreads
•	changes in mortgage spreads
•

Material credit migrations where an investment-grade credit has migrated to below investment grade or any of Moody’s, Fitch or S&P have noted a 3-rating category migration for any investment grade credit or a 1-rating category migration for any below-investment grade credit

•	Limit excesses and exceptions (including derivatives)
•

A list of securities that are being closely watched due to material potentially adverse consequences The Managed Portfolio’s performance will also be evaluated at least annually by the Approvers with the Investment Adviser’s senior management, concurrently with the budgeting process.

The Managed Portfolio’s performance will also be evaluated at least annually by the Approvers with the Investment Adviser’s senior management, concurrently with the budgeting process.

As of March 31, 2016

Performance Indicators

•	NII vs. Budget
•	Actual vs. Target asset allocation
•	Realized gains and losses vs. Budget
•	Other Benchmarks as agreed to by the parties in Writing
II.	Investment Directives

Unrealized Loss Triggers

All securities with declines in market value by more than 20% will be included in the quarterly Investment Review.

Restructurings

Any restructuring of an investment in workout that exceeds $10MM in value must be discussed with the

Approvers in the quarterly Investment Review and an action plan shall be presented to the Approvers by the Investment Adviser.

Duration

The duration of the Managed Portfolio shall be managed in recognition of the mix of liabilities, the liability profile, and the projected reinsurance cash flows of Pecan Re as reviewed periodically.

Liquidity

The liquidity of the overall Managed Portfolio must be adequate to meet its emerging liability cash flows.

Asset Quality

The Managed Portfolio will have a weighted average credit quality for debt and preferred stock of at least A3/A-/A- on a rating agency basis. The Barclays methodology (namely, when the security is rated by more than one rating agency, use the second lowest rating and if only one rating, then that rating will be used) will be used for this average. If no rating agency has provided a rating for an asset, the internal investment rating will be used.

As of March 31, 2016

III.	Concentration Limits

Monitoring of Limits

Exposures against the Concentration Limits stated in Exhibit I to the Appendix (“Concentration Limits”) and any other guideline in this Operating Policy or the Portfolio Guidelines (collectively, the “Limits”) shall be monitored daily.

New Exceptions to Limits

•

An exception to any Limit resulting from new investment purchases must be pre-approved by the Approvers and if any such exception is in excess of 20% of such relevant Limit, such exception must be pre-approved by the Division. The exception request must include a reason for the purchase and a timeframe for reviewing the exception and deciding on the action to be taken upon review.

•

An exception to any Limit that is caused by a rating migration must be approved by the CFO of Pecan Re if it is in excess of 10% of such relevant Limit and if it has not been resolved within 5 days. Any such exceptions that remain unresolved within 30 days must be approved by the Approvers. Further, any such exceptions that exceed 15% of such relevant Limit and remain unresolved within 45 days must be approved by the Division. Over limit issues caused by investment downgrades are included in the quarterly Investment Review.

Existing Exceptions to Limits

For existing names in excess of any Limit, the Investment Adviser will provide the Approvers in the quarterly Investment Review an update for exposures over these Limits including a plan for bringing exposures to within approved Limits or a recommendation to approve the over-Limit exception for a specified or indefinite time period.

IV.	Accounting & Valuation
•	The Investment Adviser must have documented policies that comply with U.S. GAAP, Statutory Accounting Principles, and other foreign reporting requirements as needed.
•	The policies must include independent verification of the valuation process.

As of March 31, 2016

Appendix:

Pecan Re Inc.

Investment Portfolio Guidelines

As of March 31, 2016

Pecan Re Inc.

Investment Portfolio Guidelines

A.	ELIGIBLE INVESTMENTS

The Managed Portfolio(s) may be invested in the following “Eligible Investments”. All investments must be in compliance with Massachusetts Insurance Regulations. All Eligible Investments will be denominated in U.S. dollars. Any exceptions to the following list of Eligible Investments must be pre-approved by the Approvers and the Division.

A.I.	Investment Securities

The Investment Adviser is hereby authorized to approve purchases of the following securities (“Investment Securities”) in accordance with the Concentration Limits and the other Portfolio Restrictions:

a.	obligations of the U.S. Government and of any agency of the U.S. Government, directly guaranteed or insured by the U.S. Government, including the following:
(1)	Farmers Home Administration (FMHA)
(2)	Financial Assistance Corporation (FAC)
(3)	Government National Mortgage Association (GNMA)
(4)	Federal Housing Administration (FHA)
(5)	Housing and Urban Development Corp. (HUD)
(6)	Veterans Administration (VA)

Any other agencies not guaranteed are subject to the corporate limitations based on ratings;

b.

bonds, notes or obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, the Inter- American Development Bank, the Asian Development Bank or the African Development Bank;

c.	obligations payable in U.S. dollars of:
(1)	U.S. public utilities
(2)	U.S. industrial, commercial, or financial companies
(3)	U.S. government agencies not included under (a) above;
d.	obligations of state and local governments and agencies of state and local governments;
e.	mortgage pass-through obligations and collateralized mortgage obligations;
f.	asset backed and commercial mortgage-backed securities;
g.

preferred stock, convertible bonds and other convertible securities, except for the securities of Citigroup, Swiss Reinsurance Company Ltd, Primerica, Inc. or the Investment Adviser or any affiliated issuers of any of Citigroup, Swiss Reinsurance Company Ltd or Primerica, Inc. or the Investment Adviser;

h.	International and emerging markets securities (NAIC 1 or 2 only), issued in the public or 144A markets;
i.

private placements including tax advantaged structures (e.g., CAPCO), securitizations, structured and secured transactions and mezzanine financings offered by the issuer relying on a private placement exemption; and

j.	securities or other interests in investment vehicles including investment subsidiaries, loan participations, mutual funds and exchange-traded funds.

As of March 31, 2016

A.II.	Money Market Securities

The Investment Adviser is hereby authorized to approve purchases of the following securities (“Money Market Securities”) in accordance with the Concentration Limits and the other Portfolio Restrictions.

a.	securities described under Section 1(a), (b) and (e) above;
b.

commercial paper (other than that issued by Citibank or Swiss Reinsurance Company Ltd) maturing in one year or less of issuers described in Section 1(c) above, rated no less than A1 (S&P or Fitch) or P1 (Moody’s); or if not rated, is issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA (S&P or Fitch) or Aaa or Aa (Moody’s), medium-term notes and short-term private placements, loan participations and mutual funds;

c.	corporate obligations that at the time of purchase have an original maturity of one year or less and at the time of investment are rated investment grade or higher;
d.

obligations of domestic banks (other than Citibank) or trust companies, each with capital, surplus and undivided profits in excess of $500 million and maturing in one year or less, such as certificates of deposit, banker’s acceptances, time deposits, and bank notes (includes obligations of foreign branches of the United States banks and United States branches or agencies of foreign banks meeting these requirements);

e.

obligations of foreign banks, each with capital, surplus and undivided profits in excess of $500 million and maturing in one year or less, such as certificates of deposit, banker’s acceptances, time deposits, bank notes and discount notes; and

f.	asset-backed securities (other than those issued by Citibank).
B.	INVESTMENT AUTHORITIES
B.I.	Concentration Limits
•

Concentration Limits apply to all Eligible Investments except United States government, agency securities or other securities that are backed by the full faith and credit of the United States government.

•	Concentration Limits are based on the sum of the statutory carry values (or cost/amortized cost in the case of a non-admitted asset) of all holdings of an issuer or group of related issuers.
•

For purposes of which level of Concentration Limit should be used when aggregating all related issuers, the rating of the common ultimate credit party (e.g., the parent) shall be used. If there is no credit party other than the issuer or there are no affiliated issuers, then the rating of the single issuer (or its underlying credit) shall be used.

•

Although it is generally expected that a related issuer will be an entity that is considered an affiliate (i.e., controls, is controlled by, or under common control with, the issuer in question) in determining whether an entity is a related issuer for these purposes, the Investment Adviser may take into account such factors that it deems relevant and shall indicate in the Investment Review whether or not the issuer is deemed to be related to such other issuer and to the extent the Investment Adviser recommends separation of the issuers, any activity based on such recommendation shall require the approval of the Approvers.

•

Concentration Limits and other Limits will be reviewed periodically at the discretion of the portfolio manager appointed to the Managed Portfolio by the Investment Adviser (“Portfolio Manager”) with any proposed changes to be approved by the Approvers and the Division before implementation.

As of March 31, 2016

B.II.	Aggregate Amounts
a.

The “Aggregate Amount” for Eligible Investments is defined as the total amount outstanding by an issuer or group of related issuers of Eligible Investments in the Managed Portfolio. The Aggregate Amount is the sum of the statutory carry values or cost/amortized cost in the case of a non-admitted asset, of all holdings of an issuer or group of related issuers and will take into account the credit exposure to derivative counterparties.

The Aggregate Amount for pass throughs and CMOs is defined as the total outstanding amount by an agency issuer or investment grade private label issuer in the Managed Portfolio. The Aggregate Amount is the sum of the statutory carry values of all holdings of any agency. Agency issuers are GNMA, FNMA, FHLMC, HUD, FHA, and VA or any issue collateralized by these securities.

b.

When calculating the Aggregate Amount for non-agency collateralized mortgage-backed securities or asset-backed securities, each trust issuer being purchased will generally be considered separately from the other similarly serviced trust and underlying servicing company/sponsor originator so long as the Investment Adviser determines that there is no cross-collateralization or cross defaults or other factors that would cause it to view such issuers to be related from a credit perspective. Non-agency issues (e.g., PruHome, Nascor, GECC, Countrywide and RFC) are backed by whole loans, and are not considered exposure to the originator.

(For example, the Aggregate Amount calculation for purchases of a Ford Motor Credit asset-backed security will not generally include the Managed Portfolio’s exposure to Ford or vice versa. Also, purchases of Ford Credit Auto Lease Trust’s asset-backed security will not generally include the Managed Portfolio’s exposure to Ford or Ford Credit Auto Owner Trusts or vice versa.)

B.III.	Ratings

Except as provided in the Portfolio Restrictions stated below with respect to below investment grade securities, all other ratings shall be determined using the Barclays methodology or, where no external rating is available, internal investment quality rating of the class of securities being purchased, and is based on the underlying credit. In the Investment Review, the Portfolio Manager may recommend that the rating of any party providing credit enhancement should also be taken into account in determining the rating of the security and if so approved by the Approvers, the rating of the security may thereafter be determined to be different from that of the underlying credit due to such third party credit enhancement.

B.IV.	Credit Authority

For mortgage-backed securities, forward transactions (purchase, sale and dollar rolls) are permitted only with counterparties that have been approved by the Investment Adviser and Approvers; forward transactions are any transactions settling more than two weeks from the current date.

B.V.	Trading Authority

The Investment Adviser is hereby authorized to execute the purchase of Eligible Investments conforming to the Concentration Limits and the other Portfolio Restrictions and any sales of such investments.

C.	INVESTMENT COMMITTEE

The Investment Committee shall review the investment results of the Managed Portfolio, investment policies and strategies. The members of the Investment Committee may be changed from time to time by the Board of Directors of Pecan Re.

For purposes of these Portfolio Guidelines, required Investment Committee approvals (as part of the “Approvers” group) shall pass with agreement of a majority of the Investment Committee acting in person, by telephone or by written consent.

As of March 31, 2016

D.	PORTFOLIO RESTRICTIONS
1.	Restricted Issuers

Citigroup, Swiss Reinsurance Company Ltd, Primerica, Inc., Prime Re, Pecan Re or the Investment Adviser or any of their respective affiliates that issue common stock and debt instruments where the credit is Citigroup, Swiss Reinsurance Company Ltd, Primerica, Inc., Prime Re, Pecan Re or the Investment Adviser, respectively, or an affiliate of any, may not be purchased.

2.	Money Market Securities

Money market securities will not exceed a maturity of one year.

3.	Debt-Like Securities

Non-redeemable preferred stock shall be treated as debt and will not exceed 10% of the total investment in the Managed Portfolio. Convertible preferred stock will not count toward the non-redeemable preferred stock limit.

Convertible debt and convertible preferred stocks shall be treated as debt. Total investments in these convertible debt and convertible preferred securities may not exceed 3% of the total investment in the Managed Portfolio.

Preferred stock and convertible debt securities which are rated below investment grade are not permitted.

4.	Domestic and Foreign Investment Grade Corporate and Rule 144A Securities

Total investments in domestic, foreign and Rule 144A investment grade corporate investments will not exceed 75% of the total investment in the Managed Portfolio. This includes debt and redeemable preferred securities.

5.	Privately Placed Debt

Total investments in privately placed debt will not exceed 15% of the total investment in the Managed Portfolio.

6.	Asset-Backed Securities

Total investments in asset-backed securities will not exceed 25% of the total investment in the Managed Portfolio.

7.	Mortgage-Backed Pass Through Securities

Total investments in mortgage-backed (pass through and CMO’s) securities will not exceed 25% of the total investment in the Managed Portfolio.

8.	Public/Private Tax Exempt Securities

Total investments in public/private tax exempt securities will not exceed 2% of the total investment in the Managed Portfolio.

9.	Commercial Mortgage-Backed Securities

Total investments in commercial mortgage-backed securities will not exceed 15% of the total investment in the Managed Portfolio.

As of March 31, 2016

10.	Investment in Foreign Issuers

The aggregate investment in securities issued by entities organized in a jurisdiction other than the United States (“Cross-Border Investments”) will be denominated in U.S. dollars and will not exceed the lesser of (i) 25% of the total investments in the Managed Portfolio or (ii) the foreign basket limitation stated in the relevant state regulations. Canadian investments owned by the Managed Portfolio shall not be subject to this limit. Cross-Border Investments shall also be subject to the aggregate limits specified in Exhibit IV for the countries specified therein, as modified from time to time by the Approvers.

11.	Multiple Limits

A security or investment falling under more than one Limit shall be subject to each of such applicable Limits.

12.	Below Investment Grade Securities

There will be no purchases made other than securities rated NAIC 1 or 2.

As of March 31, 2016

EXHIBIT I

Concentration Limits per Issuer

Rating	2016	2017	2018	2019	2020	2021	2022+
AAA	$27.61	$31.45	$35.38	$41.55	$48.49	$54.04	$57.52
AA	23.37	26.61	29.94	35.16	41.03	45.73	48.67
A1-Baa1	19.12	21.77	24.49	28.77	33.57	37.41	39.82
Baa2-Baa3	14.87	16.93	19.05	22.37	26.11	29.10	30.97

Dollars ($) are in millions.

As of March 31, 2016

EXHIBIT II

Approvers (Joint)

(1) Investment Committee

Abigail Cole

Brian Lo

David Bell

John Gribbon

(2) Pecan Re CFO

John Gribbon

(3) Senior Risk Manager

Kathryn Hyland

(4) PLIC Designee

Michael Wells or designee

As of March 31, 2016

EXHIBIT III

Managed Portfolio

345846 – Pecan Funded Reserves Trust Account

As of March 31, 2016

EXHIBIT IV

Cross-Border Limits by Country in Millions of U.S. Dollars

	PRC		PRC
	Cross Border		Cross Border
Country	Limits	Country	Limits
ALGERIA	0	KAZAKHSTAN	0
ARGENTINA	0.4	KENYA	0
ARUBA	.08	LATVIA	0
AUSTRALIA	No Limit	LEBANON	0
BARBADOS	7.5	LIBERIA	0
BELGIUM	No Limit	LITHUANIA	0
BELIZE	0	LUXEMBOURG	No Limit
BERMUDA	No Limit	MACEDONIA	0
BOLIVIA	0	MALAYSIA	7.5
BOSNIA	0	MEXICO	55
BRAZIL	30	MOROCCO	0.8
BRITISH VIRGIN ISLANDS	0	NETHERLANDS	No Limit
BULGARIA	0	NEW ZEALAND	No Limit
CAMEROON	0	NICARAGUA	0
CANADA	No Limit	NIGERIA	0
CAYMAN ISLANDS	No Limit	NORWAY	No Limit
CHILE	7.5	OMAN	0
CHINA	7.5	PAKISTAN	0
COLOMBIA	11.25	PANAMA	7.5
COSTA RICA	7.5	PERU	11.25
CROATIA	0	PHILIPPINES	7.5
CYPRUS	0	POLAND	11.25
CZECH REPUBLIC	7.5	QATAR	22.50
DENMARK	No Limit	ROMANIA	0
DOMINICAN REPUBLIC	0	RUSSIA	0
ECUADOR	0	SERBIA	0
EGYPT	0	SINGAPORE	No Limit
EL SALVADOR	0.3	SLOVAKIA	0
ESTONIA	0	SLOVENIA	0
FINLAND	No Limit	SOUTH AFRICA	4.1
FRANCE	No Limit	SOUTH KOREA	15
GERMANY	No Limit	SPAIN	No Limit
GRENADA	0	SUPRANATIONAL	No Limit
GUATEMALA	0	SWEDEN	No Limit
HONDURAS	0	SWITZERLAND	No Limit
HONG KONG	No Limit	TAIWAN	No Limit
HUNGARY	0	THAILAND	0
ICELAND	0	TRINIDAD	0
INDIA	22.5	TUNISIA	7.5
IRELAND	No Limit	TURKEY	0
ISRAEL	9	UKRAINE	0
ITALY	No Limit	UNITED KINGDOM	No Limit
IVORY COAST	0	URUGUAY	7.5
JAMAICA	0	VENEZUELA	0
JAPAN	22.5	VIETNAM	0
JORDAN	0

As of March 31, 2016

Prime Reinsurance Company, Inc.

Operating Policy and

Investment Portfolio Guidelines

(for the Prime-Funded Reserves Trust Account)

As of March 31, 2016

Prime Reinsurance Company, Inc.

Pecan Re Inc. (“Pecan Re”) under the Trust Agreement (as defined below) shall be responsible for complying with the terms of the Trust Agreement and the Operating Policy and Investment Portfolio Guidelines. One of the purposes of the Trust Agreement is to permit Primerica Life Insurance Company (“PLIC”), in accordance with the Code of Massachusetts Regulations, 211 CMR 130.10, to take statutory financial statement credit for the reinsurance under the Coinsurance Agreement (as defined below).

Pecan Re and PLIC are parties to an 80% Coinsurance Agreement, pursuant to which Pecan Re reinsures 80% of certain of PLIC’s liabilities and benefits associated with its term life insurance business in force as of December 18, 2009 (the “Coinsurance Agreement”). In connection with the Coinsurance Agreement, Pecan Re will maintain two trust accounts. In connection with the Coinsurance Agreement, statutory reserves in excess of an amount of reserves set forth on an agreed schedule set forth in the Collateralized Stop Loss Reinsurance Agreement, dated as of [●], by and between Pecan Re and Prime Reinsurance Company, Inc. (“PRC”) will be funded by Pecan Re and maintained in a trust with Pecan Re receiving interest from the trust (the “Pecan-Funded Reserve Trust Account”) and an amount of reserves set forth on such agreed schedule will be funded by PRC and maintained in a separate trust (the “Prime-Funded Reserve Trust Account”, together with the Pecan-Funded Reserve Trust Account, the “Trust Accounts”). The Trust Accounts were established pursuant to a trust agreement among Pecan Re, PLIC and Trustee, entered into simultaneously with the Coinsurance Agreement (the “Trust Agreement”).

Operating Policy

The objective of this Operating Policy is to identify and document investment parameters (“Managed Portfolio Parameters”) related to the Managed Portfolio (defined as certain investment accounts owned by those legal entities listed in Exhibit III to the Appendix).

This Operating Policy must be approved by PRC’s Investment Committee whose members are listed in Exhibit II to the Appendix (“Investment Committee”), the Citi Holdings Treasurer designee, the Senior Risk Manager or designee and the PLIC designee each named in Exhibit II to the Appendix (jointly, the “Approvers”), the Massachusetts Division of Insurance (the “Division”) and agreed to by any investment adviser registered under the Investment Advisers Act of 1940 that has been formally appointed by PRC (“Investment Adviser”) from time to time. The Operating Policy and the Portfolio Guidelines (attached as the Appendix) may only be amended with the joint approval of the Approvers and agreed to by the Investment Adviser and certain amendments to the Managed Portfolio Parameters must be approved by the Division; provided that Exhibit II and Exhibit IV may be amended by the Approvers without the approval of the Division or the consent of the Investment Adviser and the constituency of the Investment Committee may be changed from time to time solely by the Board of Directors of PRC. Exhibit IV may be updated at the request of the Senior Risk Manager’s approver (Exhibit II) and communicated to the Investment Advisor.

The Managed Portfolio will be managed in compliance with all relevant laws and regulations including (i) limitations and regulations applied on a legal entity basis under the investment laws of each relevant state, (ii) requirements that transactions between affiliates be on terms that are fair and reasonable under the holding company acts, including Sections 23A and 23B of the Bank Holding Company Act and (iii) the requirements of M.G.L. c. 175, §20A and 211 CMR 130.07.

In addition, the Managed Portfolio will be managed by the Investment Adviser according to and in compliance with this Operating Policy and the Portfolio Guidelines. Meeting minutes will be prepared by the appointed Secretary of the Investment Committee and circulated to the Approvers for approval. Any additional approved investment strategy or policy will be provided to the Investment Adviser for implementation. The Investment Adviser will also comply with tax strategies as approved and communicated by PRC’s CFO.

As of March 31, 2016

MANAGED PORTFOLIO PARAMETERS

The following sections contain the Managed Portfolio Parameters:

I.	Performance Objectives, Restrictions, Indicators & Evaluation

II.	Investment Directives

III.	Limits

IV.	Accounting & Valuation

Appendix:	PRC Investment Portfolio Guidelines
I.	Performance Objectives, Restrictions, Indicators & Evaluation

Objectives for PRC Investments

1.	To maximize PRC’s Net Investment Income (“NII”) while preserving invested capital subject to the requirements and restrictions of the Collateralized Stop Loss Reinsurance Agreement.
2.	To provide adequate liquidity to meet payments under the Collateralized Stop Loss Reinsurance Agreement or other cash needs.
3.	.Any other specific objective agreed to in writing by the Approvers and communicated to the Investment Adviser.

Restrictions

The Managed Portfolio Parameters must initially be approved by the Division and the Division shall have prior approval rights as set forth herein to the following changes to the Managed Portfolio Parameters and the PRC Investment Portfolio Guidelines: (i) adding LOCs (as defined below) to the Managed Portfolio; (ii) changes to the Concentration Limits (as defined below) and Limits (as defined below); (iii) any exception to any Limit resulting from new investment purchases if such exception is in excess of 20%; (iv) any exception to any Limit that is caused by a rating migration if such exception is in excess of 15% and remains unresolved within 45 days; and (v) any exceptions to Eligible Investments.

Included within the requirements of M.G.L. c. 175, §20A and 211 CMR 130.07, there are allowable trust assets known as “evergreen” letters of credit (“LOCs”) issued or confirmed by qualified U.S. financial institutions. Prior to any LOCs becoming part of the assets of the Managed Portfolio, prior approval of the Division must be obtained.

Performance Evaluation

Investment results will be evaluated over the appropriate time horizons. There must be a monthly “Investment Review” with attendance by the Investment Adviser’s investment team for the Managed

Portfolio and the Approvers (or their designees). At least two members of the Investment Committee must be present at each Investment Review. The review will encompass:

•	Portfolio Composition – Snapshot showing: money-market placements and new purchases and sales
•	Actual performance versus Performance Indicators
•	Portfolio DV01 Sensitivity – aggregated by all bonds in these four tenor buckets: 0-2 years; 2-5 years; 5-10 years; and 10+ years, for the following market risk factors:
•	parallel shifts of the yield curve
•	changes in the slope of the yield curve
•	changes in corporate credit spreads
•	changes in mortgage spreads

As of March 31, 2016

•

Material credit migrations where an investment-grade credit has migrated to below investment grade or any of Moody’s, Fitch or S&P have noted a 3-rating category migration for any investment grade credit or a 1-rating category migration for any below-investment grade credit

•	Limit excesses and exceptions (including derivatives)
•	A list of securities that are being closely watched due to material potentially adverse consequences

The Managed Portfolio’s performance will also be evaluated at least annually by the Approvers with the Investment Adviser’s senior management, concurrently with the budgeting process.

Performance Indicators

•	NII vs. Budget
•	Actual vs. Target asset allocation
•	Realized gains and losses vs. Budget
•	Other Benchmarks as agreed to by the parties in writing
II.	Investment Directives

Realized Gains and Losses / Trading Parameters

The realization of gains on security sales greater than $5MM per calendar quarter or in excess of $1MM gain per transaction must be pre approved by PRC’s CFO. The realization of losses must be made in accordance with PRC’s Other Than Temporary Impairment (OTTI) policy.

Unrealized Loss Triggers

All securities with declines in market value by more than 20% will be included in the monthly Investment

Review.

Restructurings

Any restructuring of an investment in workout that exceeds $10MM in value must be discussed with the Approvers in the monthly Investment Review and an action plan shall be presented to the Approvers by the Investment Adviser.

Impairments

Unrealized losses will be reviewed in accordance with PRC’s OTTI policy. PRC will work with Citigroup as is appropriate.

Duration

The overall effective duration of the Managed Portfolio is to be maintained at 10 years or less.

Liquidity

The liquidity of the overall Managed Portfolio must be adequate to meet its emerging liability cash flows.

As of March 31, 2016

Asset Quality

The Managed Portfolio will have a weighted average credit quality for debt and preferred stock of at least A3/A-/A- on a rating agency basis. The Barclays methodology (namely, when the security is rated by more than one rating agency, use the second lowest rating and if only one rating, then that rating will be used) will be used for this average. If no rating agency has provided a rating for an asset, the internal investment rating will be used.

III.	Concentration Limits

Monitoring of Limits

Exposures against the Concentration Limits stated in Exhibit I to the Appendix (“Concentration Limits”) and any other guideline in this Operating Policy or the Portfolio Guidelines (collectively, the “Limits”) shall be monitored daily.

New Exceptions to Limits

•

An exception to any Limit resulting from new investment purchases must be pre-approved by the Approvers and if any such exception is in excess of 20% of such relevant Limit, such exception must be pre-approved by the Division. The exception request must include a reason for the purchase and a timeframe for reviewing the exception and deciding on the action to be taken upon review.

•

An exception to any Limit that is caused by a rating migration must be approved by the Senior Risk Manager of the Approvers if it is in excess of 10% of such relevant Limit and if it has not been resolved within 1 day. Any such exceptions that remain unresolved within 30 days must be approved by the Approvers. Further, any such exceptions that exceed 15% of such relevant Limit and remain unresolved within 45 days must be approved by the Division. Over limit issues caused by investment downgrades are included in the monthly Investment Review.

Existing Exceptions to Limits

For existing names in excess of any Limit, the Investment Adviser will provide the Approvers in the monthly Investment Review an update for exposures over these Limits including a plan for bringing exposures to within approved Limits or a recommendation to approve the over-Limit exception for a specified time period.

IV.	Accounting & Valuation
•	The Investment Adviser must have documented policies that comply with U.S. GAAP, Statutory Accounting Principles, and other foreign reporting requirements as needed.
•	The policies must include independent verification of the valuation process.
•	The policies must be approved by PRC’s CFO.

As of March 31, 2016

Appendix:

Prime Reinsurance Company, Inc.

Investment Portfolio Guidelines

As of March 31, 2016

Prime Reinsurance Company, Inc.

Investment Portfolio Guidelines

A.	ELIGIBLE INVESTMENTS

The Managed Portfolio(s) may be invested in the following “Eligible Investments”. All investments must be in compliance with Massachusetts Insurance Regulations. All Eligible Investments will be denominated in U.S. dollars. Any exceptions to the following list of Eligible Investments must be pre-approved by the Approvers and the Division.

A.I.	Investment Securities

The Investment Adviser is hereby authorized to approve purchases of the following securities (“Investment Securities”) in accordance with the Concentration Limits and the other Portfolio Restrictions:

a.	obligations of the U.S. Government and of any agency of the U.S. Government, directly guaranteed or insured by the U.S. Government, including the following:
(1)	Farmers Home Administration (FMHA)
(2)	Financial Assistance Corporation (FAC)
(3)	Government National Mortgage Association (GNMA)
(4)	Federal Housing Administration (FHA)
(5)	Housing and Urban Development Corp. (HUD)
(6)	Veterans Administration (VA)

Any other agencies not guaranteed are subject to the corporate limitations based on ratings;

b.

bonds, notes or obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, the Inter-American Development Bank, the Asian Development Bank or the African Development Bank;

c.	obligations payable in U.S. dollars of:
(1)	U.S. public utilities
(2)	U.S. industrial, commercial, or financial companies
(3)	U.S. government agencies not included under (a) above;
d.	obligations of state and local governments and agencies of state and local governments;
e.	mortgage pass-through obligations and collateralized mortgage obligations;
f.	asset backed and commercial mortgage-backed securities;
g.

preferred stock, convertible bonds and other convertible securities, except for the securities of Citigroup, Swiss Reinsurance Company Ltd, Primerica, Inc. or the Investment Adviser or any affiliated issuers of any of Citigroup, Swiss Reinsurance Company Ltd or Primerica, Inc. or the Investment Adviser;

h.	International and emerging markets securities (NAIC 1 or 2 only), issued in the public or 144A markets;
i.

private placements including tax advantaged structures (e.g., CAPCO), securitizations, structured and secured transactions and mezzanine financings offered by the issuer relying on a private placement exemption; and

j.	securities or other interests in investment vehicles including investment subsidiaries, loan participations, mutual funds and exchange-traded funds.

As of March 31, 2016

A.II.	Money Market Securities

The Investment Adviser is hereby authorized to approve purchases of the following securities (“Money Market Securities”) in accordance with the Concentration Limits and the other Portfolio Restrictions.

a.	securities described under Section 1(a), (b) and (e) above;
b.

commercial paper (other than that issued by Citibank or Swiss Reinsurance Company Ltd) maturing in one year or less of issuers described in Section 1(c) above, rated no less than A1 (S&P or Fitch) or P1 (Moody’s); or if not rated, is issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA (S&P or Fitch) or Aaa or Aa (Moody’s), medium-term notes and short-term private placements, loan participations and mutual funds;

c.	corporate obligations that at the time of purchase have an original maturity of one year or less and at the time of investment are rated investment grade or higher;
d.

obligations of domestic banks (other than Citibank) or trust companies, each with capital, surplus and undivided profits in excess of $500 million and maturing in one year or less, such as certificates of deposit, banker’s acceptances, time deposits, and bank notes (includes obligations of foreign branches of the United States banks and United States branches or agencies of foreign banks meeting these requirements);

e.

obligations of foreign banks, each with capital, surplus and undivided profits in excess of $500 million and maturing in one year or less, such as certificates of deposit, banker’s acceptances, time deposits, bank notes and discount notes; and

f.	asset-backed securities (other than those issued by Citibank).
B.	INVESTMENT AUTHORITIES
B.I.	Concentration Limits
•

Concentration Limits apply to all Eligible Investments except United States government, agency securities or other securities that are backed by the full faith and credit of the United States government.

•	Concentration Limits are based on the sum of the statutory carry values (or cost/amortized cost in the case of a non-admitted asset) of all holdings of an issuer or group of related issuers.
•

For purposes of which level of Concentration Limit should be used when aggregating all related issuers, the rating of the common ultimate credit party (e.g., the parent) shall be used. If there is no credit party other than the issuer or there are no affiliated issuers, then the rating of the single issuer (or its underlying credit) shall be used.

•

Although it is generally expected that a related issuer will be an entity that is considered an affiliate (i.e., controls, is controlled by, or under common control with, the issuer in question) in determining whether an entity is a related issuer for these purposes, the Investment Adviser may take into account such factors that it deems relevant and shall indicate in the Investment Review whether or not the issuer is deemed to be related to such other issuer and to the extent the Investment Adviser recommends separation of the issuers, any activity based on such recommendation shall require the approval of the Approvers.

•

Concentration Limits and other Limits will be reviewed periodically at the discretion of the portfolio manager appointed to the Managed Portfolio by the Investment Adviser (“Portfolio Manager”) with any proposed changes to be approved by the Approvers and the Division before implementation.

As of March 31, 2016

B.II.	Aggregate Amounts
a.

The “Aggregate Amount” for Eligible Investments is defined as the total amount outstanding by an issuer or group of related issuers of Eligible Investments in the Managed Portfolio. The Aggregate Amount is the sum of the statutory carry values or cost/amortized cost in the case of a non-admitted asset, of all holdings of an issuer or group of related issuers and will take into account the credit exposure to derivative counterparties.

The Aggregate Amount for pass throughs and CMOs is defined as the total outstanding amount by an agency issuer or investment grade private label issuer in the Managed Portfolio. The Aggregate Amount is the sum of the statutory carry values of all holdings of any agency. Agency issuers are GNMA, FNMA, FHLMC, HUD, FHA, and VA or any issue collateralized by these securities.

b.

When calculating the Aggregate Amount for non-agency collateralized mortgage-backed securities or asset-backed securities, each trust issuer being purchased will generally be considered separately from the other similarly serviced trust and underlying servicing company/sponsor originator so long as the Investment Adviser determines that there is no cross-collateralization or cross defaults or other factors that would cause it to view such issuers to be related from a credit perspective. Non-agency issues (e.g., PruHome, Nascor, GECC, Countrywide and RFC) are backed by whole loans, and are not considered exposure to the originator.

(For example, the Aggregate Amount calculation for purchases of a Ford Motor Credit asset-backed security will not generally include the Managed Portfolio’s exposure to Ford or vice versa. Also, purchases of Ford Credit Auto Lease Trust’s asset-backed security will not generally include the Managed Portfolio’s exposure to Ford or Ford Credit Auto Owner Trusts or vice versa.)

B.III.	Ratings

Except as provided in the Portfolio Restrictions stated below with respect to below investment grade securities, all other ratings shall be determined using the Barclays methodology or, where no external rating is available, internal investment quality rating of the class of securities being purchased, and is based on the underlying credit. In the Investment Review, the Portfolio Manager may recommend that the rating of any party providing credit enhancement should also be taken into account in determining the rating of the security and if so approved by the Approvers, the rating of the security may thereafter be determined to be different from that of the underlying credit due to such third party credit enhancement.

B.IV.	Credit Authority

For mortgage-backed securities, forward transactions (purchase, sale and dollar rolls) are permitted only with counterparties that have been approved by the Investment Adviser and Approvers; forward transactions are any transactions settling more than two weeks from the current date.

B.V.	Trading Authority

The Investment Adviser is hereby authorized to execute the purchase of Eligible Investments conforming to the Concentration Limits and the other Portfolio Restrictions and any sales of such investments. Sales at a loss must be in accordance with PRC’s OTTI policy.

C.	INVESTMENT COMMITTEE

The Investment Committee shall review the investment results of the Managed Portfolio, investment policies and strategies. The members of the Investment Committee may be changed from time to time by the Board of Directors of PRC.

For purposes of these Portfolio Guidelines, required Investment Committee approvals (as part of the “Approvers” group) shall pass with agreement of a majority of the Investment Committee acting in person, by telephone or by written consent.

As of March 31, 2016

D.	PORTFOLIO RESTRICTIONS
1.	Restricted Issuers

Citigroup, Swiss Reinsurance Company Ltd, Primerica, Inc., PRC, Pecan Re or the Investment Adviser or any of their respective affiliates that issue common stock and debt instruments where the credit is Citigroup, Swiss Reinsurance Company Ltd, Primerica, Inc., PRC, Pecan Re or the Investment Adviser, respectively, or an affiliate of any, may not be purchased.

2.	Money Market Securities

Money market securities will not exceed a maturity of one year.

3.	Debt-Like Securities

Non-redeemable preferred stock shall be treated as debt and will not exceed 10% of the total investment in the Managed Portfolio. Convertible preferred stock will not count toward the non-redeemable preferred stock limit.

Convertible debt and convertible preferred stocks shall be treated as debt. Total investments in these convertible debt and convertible preferred securities may not exceed 3% of the total investment in the Managed Portfolio.

Preferred stock and convertible debt securities which are rated below investment grade are not permitted.

4.	Domestic and Foreign Investment Grade Corporate and Rule 144A Securities

Total investments in domestic, foreign and Rule 144A investment grade corporate investments will not exceed 75% of the total investment in the Managed Portfolio. This includes debt and redeemable preferred securities.

5.	Privately Placed Debt

Total investments in privately placed debt will not exceed 15% of the total investment in the Managed Portfolio.

6.	Asset-Backed Securities

Total investments in asset-backed securities will not exceed 25% of the total investment in the Managed Portfolio.

7.	Mortgage-Backed Pass Through Securities

Total investments in mortgage-backed (pass through and CMO’s) securities will not exceed 25% of the total investment in the Managed Portfolio.

8.	Public/Private Tax Exempt Securities

Total investments in public/private tax exempt securities will not exceed 2% of the total investment in the Managed Portfolio.

9.	Commercial Mortgage-Backed Securities

Total investments in commercial mortgage-backed securities will not exceed 15% of the total investment in the Managed Portfolio.

As of March 31, 2016

10.	Investment in Foreign Issuers

The aggregate investment in securities issued by entities organized in a jurisdiction other than the United States (“Cross-Border Investments”) will be denominated in U.S. dollars and will not exceed the lesser of (i) 25% of the total investments in the Managed Portfolio or (ii) the foreign basket limitation stated in the relevant state regulations. Canadian investments owned by the Managed Portfolio shall not be subject to this limit. Cross-Border Investments shall also be subject to the aggregate limits specified in Exhibit IV for the countries specified therein, as modified from time to time by the Approvers.

11.	Multiple Limits

A security or investment falling under more than one Limit shall be subject to each of such applicable Limits.

12.	Below Investment Grade Securities

There will be no purchases made other than securities rated NAIC 1 or 2.

As of March 31, 2016

EXHIBIT I

Concentration Limits per Issuer

Rating	2016	2017	2018	2019	2020	2021	2022+
AAA	30.16	26.33	22.40	16.23	9.29	3.73	0.26
AA	25.52	22.28	18.95	13.73	7.86	3.16	0.22
A1-Baa1	20.88	18.23	15.51	11.23	6.43	2.59	0.18
Baa2-Baa3	16.24	14.18	12.06	8.74	5.00	2.01	0.14

Dollars ($) are in millions.

As of March 31, 2016

EXHIBIT II

Approvers (Joint)

(1) Investment Committee

Reza Shah

Francisco Tobias Marin

Laurie Hesslein

Pantelis Apessos

Keith Crider

Scott Van Pelt

(2) Citi Holdings Treasurer Designee

Pantelis Apessos

(3) Senior Risk Manager

Junaid Siddiqui

(4) PLIC Designee

Michael Wells or designee

As of March 31, 2016

EXHIBIT III

Managed Portfolio

345845 – Prime Funded Reserves Trust Account

As of March 31, 2016

EXHIBIT IV

Cross-Border Limits by Country in U.S. Dollars

	PRC		PRC
	Cross Border		Cross Border
Country	Limits	Country	Limits
ALGERIA	0	KAZAKHSTAN	0
ARGENTINA	0.4	KENYA	0
ARUBA	.08	LATVIA	0
AUSTRALIA	No Limit	LEBANON	0
BARBADOS	7.5	LIBERIA	0
BELGIUM	No Limit	LITHUANIA	0
BELIZE	0	LUXEMBOURG	No Limit
BERMUDA	No Limit	MACEDONIA	0
BOLIVIA	0	MALAYSIA	7.5
BOSNIA	0	MEXICO	55
BRAZIL	30	MOROCCO	0.8
BRITISH VIRGIN ISLANDS	0	NETHERLANDS	No Limit
BULGARIA	0	NEW ZEALAND	No Limit
CAMEROON	0	NICARAGUA	0
CANADA	No Limit	NIGERIA	0
CAYMAN ISLANDS	No Limit	NORWAY	No Limit
CHILE	7.5	OMAN	0
CHINA	7.5	PAKISTAN	0
COLOMBIA	11.25	PANAMA	7.5
COSTA RICA	7.5	PERU	11.25
CROATIA	0	PHILIPPINES	7.5
CYPRUS	0	POLAND	11.25
CZECH REPUBLIC	7.5	QATAR	22.50
DENMARK	No Limit	ROMANIA	0
DOMINICAN REPUBLIC	0	RUSSIA	0
ECUADOR	0	SERBIA	0
EGYPT	0	SINGAPORE	No Limit
EL SALVADOR	0.3	SLOVAKIA	0
ESTONIA	0	SLOVENIA	0
FINLAND	No Limit	SOUTH AFRICA	4.1
FRANCE	No Limit	SOUTH KOREA	15
GERMANY	No Limit	SPAIN	No Limit
GRENADA	0	SUPRANATIONAL	No Limit
GUATEMALA	0	SWEDEN	No Limit
HONDURAS	0	SWITZERLAND	No Limit
HONG KONG	No Limit	TAIWAN	No Limit
HUNGARY	0	THAILAND	0
ICELAND	0	TRINIDAD	0
INDIA	22.5	TUNISIA	7.5
IRELAND	No Limit	TURKEY	0
ISRAEL	9	UKRAINE	0
ITALY	No Limit	UNITED KINGDOM	No Limit
IVORY COAST	0	URUGUAY	7.5
JAMAICA	0	VENEZUELA	0
JAPAN	22.5	VIETNAM	0
JORDAN	0

As of March 31, 2016

EXHIBIT A

FORM OF BENEFICIARY WITHDRAWAL NOTICE

From: Primerica Life Insurance Company (the “Beneficiary”)

To: The Bank of New York Mellon [or its successor] (the “Trustee”)

Date:

Re: 80% Coinsurance Trust Agreement among Pecan Re Inc., the Beneficiary, and the Trustee, dated as of March 31, 2016 (the “Trust Agreement”) and [Prime-Funded] [Pecan-Funded] Reserves Trust Account #[345845] [345846]

Dear Sirs:

We hereby give you notice pursuant to Section 2(a) of the Trust Agreement that the Beneficiary is entitled to withdraw the sum of $                                   from the [Prime-Funded] [Pecan-Funded] Reserves Trust Account. Payment should be immediately made to                                       by the following method:

The Beneficiary hereby demands payment of the above-specified amount in accordance with Section 2(a) of the Trust Agreement.

Yours faithfully,

For and on behalf of Beneficiary

EXHIBIT B

FORM OF GRANTOR WITHDRAWAL NOTICE

From: Pecan Re Inc. (the “Grantor”)

To: The Bank of New York Mellon [or its successor] (the “Trustee”)

Date:

Re: 80% Coinsurance Trust Agreement among the Grantor, Primerica Life Insurance Company (the “Beneficiary”), and the Trustee, dated as of March 31, 2016 (“Trust Agreement”) and [Prime-Funded] [Pecan-Funded] Reserves Trust Account #[345845] [345846]

Dear Sirs:

We hereby give you notice pursuant to Section [2(e)][2(f)] of the Trust Agreement that the Grantor is entitled to withdraw the sum of $                                    from the [Prime-Funded] [Pecan-Funded] Reserves Trust Account. Payment should be immediately made to                                         by the following method:  :

The Grantor hereby demands payment of the above-specified amount in accordance with Section [2(e)][2(f)] of the Trust Agreement.

Yours faithfully,

For and on behalf of Grantor

Agreed to:

For and on behalf of Beneficiary

EXHIBIT C

FORM OF SUBSTITUTION NOTICE

From: Pecan Re Inc. (the “Grantor”)

To: The Bank of New York Mellon [or its successor] (the “Trustee”)

Date:

Re: 80% Coinsurance Trust Agreement among the Grantor, Primerica Life Insurance Company (the “Beneficiary”), and the Trustee, dated as of March 31, 2016 (“Trust Agreement”) and [Prime-Funded] [Pecan-Funded] Reserves Trust Account #[345845] [345846]

Dear Sirs:

We hereby give you notice pursuant to Section 3(e) of the Trust Agreement for the Trustee to transfer                                     from                                        to the [Prime-Funded] [Pecan-Funded] Reserves Trust Account.

We hereby give you notice pursuant to Section 3(e) of the Trust Agreement for the Trustee to transfer from the [Prime-Funded] [Pecan-Funded] Reserves Trust Account to .

The Grantor hereby certifies to the Trustee that such substitutions are Eligible Securities. The Grantor hereby certifies to the Trustee that the aggregate [Prime-Funded Reserves Fair Value] [Pecan-Funded Reserves Fair Value] of the assets to be deposited or credited to the [Prime- Funded] [Pecan-Funded] Reserves Trust Account pursuant to this substitution is at least equal to the aggregate [Prime-Funded Reserves Fair Value] [Pecan-Funded Reserves Fair Value] of the assets being removed from the [Prime-Funded] [Pecan-Funded] Reserves Trust Account.

Yours faithfully,

For and on behalf of Grantor

Agreed to:

For and on behalf of Beneficiary